UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

SMART MODULAR TECHNOLOGIES (WWH), INC.
 (Exact name of registrant as specified in its charter)

Cayman Islands	000-51771	20-2509518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39870 Eureka Drive Newark, CA	94560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 26, 2011, Smart Modular Technologies (WWH), Inc., a Cayman islands exempted company (the “Company”), issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Saleen Holdings, Inc., a Cayman Islands exempted company (“Parent”), and Saleen Acquisition, Inc., a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Silver Lake Partners and Silver Lake Sumeru. The shareholders of the Company will receive $9.25 in cash, without interest, for each share they own. The aggregate transaction is valued at approximately $645 million. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on form 8-K and is incorporated herein by reference.
Additional Important Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed transaction, the Company will file a proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed or furnished to the Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.smartm.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The proxy statement and other relevant materials may also be obtained for free from the Company by directing such request to SMART Modular Technologies (WWH), Inc., 39870 Eureka Drive, Newark, CA 94560; or (510) 623-1231. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.
Item 9.01 Financial statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 26, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.
Date: April 26, 2011	By:	/s/ IAIN MACKENZIE
		Name:	Iain MacKenzie
		Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 26, 2011